Exhibit 4.4

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER

SHARES

57TH STREET GENERAL ACQUISITION CORP.

SERIES A VOTING PREFERRED STOCK
PAR VALUE $0.0001 PER SHARE

This Certifies that ----------S P E C I M E N--------- *is the owner of*

_______________ *fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated _______________

President

Secretary

See Legend On Reverse Of Certificate

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM PURSUANT TO APPLICABLE LAW. ANY OFFER, SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY IN A TRANSACTION THAT IS NOT REGISTERED UNDER THE SECURITIES ACT IS SUBJECT TO THE COMPANY’S RIGHT TO REQUIRE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY.
THE CERTIFICATE OF DESIGNATION OF THE CORPORATION ADOPTED ON MAY 4, 2011 AS AMENDED, FROM TIME TO TIME (THE “CERTIFICATE OF DESIGNATION”), AUTHORIZING THE ISSUANCE OF THIS SECURITY INCLUDES, AMONG OTHER THINGS, TRANSFER RESTRICTIONS ON THE SERIES A VOTING PREFERRED STOCK OF THE COMPANY. THE COMPANY WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF DESIGNATION CONTAINING THE ABOVE REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	— as tenants in common	UNIF GIFT MIN ACT — ______Custodian _________(Minor)
TEN ENT	— as tenants by the entireties	under Uniform Gifts to Minors Act _______________(State)
JT TEN	— as joint tenants with right of survivorship	UNIF TRF MIN ACT — ______Custodian __________(Minor)
	and not as tenants in common	under ____________(State) Uniform Transfer to Minors Act

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints

______________________________________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

In presence of

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.